Exhibit 10.2

PROMISSORY NOTE Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $5,159,000.00 04-29-2020 04-29-2022 22027338 OP *** EGON References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: Bad Daddy's International, LLC 141 Union Boulevard Ste 400 Denver, CO 80228 Lender: CADENCE BANK, N.A. SBA Middle Georgia Duluth Branch 1970 Satellite Blvd Duluth, GA 30097 Principal Amount: $5,159,000.00 Date of Note: April 29, 2020 PROMISE TO PAY. Bad Daddy's International, LLC ("Borrower") promises to pay to CADENCE BANK, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million One Hundred Fifty-nine Thousand & 00/100 Dollars ($5,159,000.00), together with interest on the unpaid principal balance from April 29, 2020, until paid in full. PAYMENT. Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the "INTEREST CALCULATION METHOD" paragraph using the interest rates described in this paragraph: 17 monthly consecutive principal and interest payments of $216,079.70 each, beginning November 2, 2020, with interest calculated on the unpaid principal balances using an interest rate of 1.000% per annum based on a year of 360 days; and one principal and interest payment of $1,559,313.79 on April 29, 2022, with interest calculated on the unpaid principal balances using an interest rate of 1.000% per annum based on a year of 360 days. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. INTEREST CALCULATION METHOD. Interest on this Note is computed on a 30/360 simple interest basis; that is, with the exception of odd days before the first full payment cycle, monthly interest is calculated by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days before the first full month is calculated on the basis of the actual days and a 360-day year. All interest payable under this Note is computed using this method. PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note. Borrower may prepay 20% or less of the unpaid principal balance at any time without notice. If Borrower prepays more than the 20% and the Loan has been sold on the secondary market, Borrower must A) Give Lender written notice; B) Pay all accrued interest; and C) if the prepayment is received less than 21 days from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph B above. If the Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: CADENCE BANK, N.A., 3500 Colonnade Parkway, Suite 600 Birmingham, AL 35243. LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment, regardless of any partial payments Lender has received. INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note. Upon default, the total sum due under this Note will continue to accrue interest at the interest rate under this Note, with the final interest rate described in this Note applying after maturity, or after maturity would have occurred had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law. DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note: Payment Default. Borrower fails to make any payment when due under this Note. Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter. Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower. Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or DocuSign Envelope ID: 78C1B7CD-F8D7-47C5-8BF5-24BFF3B1B1D5 PROMISSORY NOTE Loan No: 22027338 (Continued) Page 2 forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute. Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired. Insecurity. Lender in good faith believes itself insecure. SBA. When SBA is the holder, this Note will be interpreted and enforced under Federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any Federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt Federal law. PAYCHECK PROTECTION PROGRAM . Lender is making this loan pursuant to the Paycheck Protection Program (the "PPP") created by Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") and governed by the CARES Act, section 7(a)(36) of the Small Business Act, any rules or guidance that has been issued by the Small Business Administration implementing the PPP, or any other applicable Loan Program Requirements, as defined in 13 CFR 120.10, as amended from time to time (collectively "PPP Loan Program Requirements"). Notwithstanding anything to the contrary herein, Borrower (a) agrees that this Promissory Note shall be interpreted and construed to be consistent with the PPP Loan Program Requirements and (b) authorizes the Lender to unilaterally amend any provision to the Promissory Note to the extent required to comply with the PPP Loan Program Requirements. NOTE FORGIVENESS. Borrower may apply to Lender for forgiveness of the amount due on this Note in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this Note: a. Payroll costs b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or principal on a covered mortgage obligation) c. Any payment on a covered rent obligation d. Any covered utility payment The amount of forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the PPP, including the provisions of Section 1106 of the CARES Act. Not more than 25% of the amount forgiven can be attributed to non-payroll costs. If Borrower has received an Economic Injury Disaster Loan ("EIDL") advance, then the amount of the advance shall be subtracted from the loan forgiveness amount. BORROWER'S CERTIFICATION. In connection with the application submitted to Lender for a loan under the PPP, Borrower hereby certifies to the Lender the following: a. The "Average Monthly Payroll" that Borrower reported in the Application was calculated in accordance with the instructions for the PPP Application Form (SBA From 2483). b. Borrower had and has the requisite corporate power and authority to execute and deliver the Application and any related documents, and to perform Borrower's obligations thereunder. c. Borrower understands that this Borrower Certification is being delivered to Lender in addition to the representations, authorizations and certifications Borrower made in the Application. Borrower further understands that the Lender will rely on the statements contained in this Borrower Certification and the Application for purposes of making a loan to Borrower under the Program. d. The statements contained in this Borrower Certification and the representations, authorizations and certifications in the Application are true and correct in all respects. e. Borrower agrees to indemnify and hold harmless Lender, its officers, directors, employees, agents and controlling persons thereof, past, present or future, from and against any and all liabilities, losses, costs, damages and expenses, including costs and reasonable attorneys' fees arising out of or related to any loan made by Lender to Borrower under the PPP, including any misrepresentation, omission, or inaccuracy contained in this Borrower's Certification, the Application or any supporting documentation provided by Borrower in connection with obtaining a loan under the PPP. LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount. ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's costs of collection, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees, if any sums owing under this Note are collected by or through an attorney at law, whether or not there is a lawsuit, and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Georgia without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Georgia. CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Gwinnett County, State of Georgia. COLLATERAL. This loan is unsecured. SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: CADENCE BANK, N.A. 3500 Colonnade Parkway, Suite 600 Birmingham, AL 35243. GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this DocuSign Envelope ID: 78C1B7CD-F8D7-47C5-8BF5-24BFF3B1B1D5 PROMISSORY NOTE Loan No: 22027338 (Continued) Page 3 Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties waive any right to require Lender to take action against any other party who signs this Note as provided in O.C.G.A. Section 10-7-24 and agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint .and several. THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW. BORROWER: BAD DADDY'S INTERNATIONAL, LLC By: Ryan Zink, Manager of Bad Daddy's International, LLC (Seal) LaserPro, Ver. 19.2.0.042 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - GA C:\LASERPRO\CFI\LPL\D20.FC TR-44426 PR-239 DocuSign Envelope ID: 78C1B7CD-F8D7-47C5-8BF5-24BFF3B1B1D5